Exhibit 10.1

LOCK-UP AGREEMENT

NewLink Genetics Corporation

Public Offering of Common Stock

Dated as of September 1, 2011

Stifel, Nicolaus & Company, Incorporated

Canaccord Genuity Inc.

As Representatives of the several Underwriters

c/o Stifel, Nicolaus & Company, Incorporated
One Montgomery Street

Suite 3700

San Francisco, CA 94104

Ladies and Gentlemen:

This agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) between NewLink Genetics Corporation, a Delaware corporation (the “Company”), Stifel, Nicolaus & Company Incorporated (“Stifel”) and Canaccord Genuity Inc. (“Canaccord”), as representatives of a group of underwriters (the “Underwriters”), and the other parties thereto (if any) to be named therein, relating to a proposed underwritten public offering of common stock (the “Common Stock”) of the Company.

In order to induce you and the other Underwriters to enter into the Underwriting Agreement, and in light of the benefits that the offering of the Common Stock will confer upon the undersigned in its capacity as a securityholder and/or an officer, director or employee of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each Underwriter that, during the period beginning on and including the date of the Underwriting Agreement through and including the date that is the 180th day after the date of the Underwriting Agreement, the undersigned will not, without the prior written consent of Stifel and Canaccord, directly or indirectly:

(i)            offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of the Company’s Common Stock or preferred stock or other capital stock (collectively, “Capital Stock”) or any securities convertible into or exercisable or exchangeable for Common Stock or other Capital Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or

(ii)           enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any Common Stock or other Capital Stock or any securities convertible into or exercisable or exchangeable for any Common Stock or other Capital Stock, whether any transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock, other Capital Stock, other securities, in cash or otherwise.  Moreover, if:

(1)                                  during the last 17 days of such 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or

(2)                                  prior to the expiration of such 180-day restricted period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of such 180-day restricted period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the date of issuance of the earnings release or the occurrence of the material news or material event, as the case may be, unless Stifel and Canaccord waive, in writing, such extension. For the avoidance of doubt, in no event shall the restrictions imposed by this agreement extend past 214 days after date of the Underwriting Agreement.

If the undersigned is an officer or director of the Company, (i) the undersigned agrees that the foregoing restrictions shall be equally applicable to any issuer-directed or “friends and family” shares of Common Stock that the undersigned may purchase in the proposed public offering; (ii) Stifel and Canaccord agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Common Stock or other capital stock of the Company, Stifel and Canaccord will notify the Company of the impending release or waiver, and (iii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver.  Any release or waiver granted by Stifel and Canaccord hereunder to any such officer or director shall only be effective two business days after the publication date of such press release.  The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

The undersigned hereby acknowledges and agrees that written notice of any extension of the 180-day restricted period pursuant to the provisions of the second paragraph of this agreement will be delivered by Stifel and Canaccord to the Company and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned.  The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this agreement during the period from and including the date of this agreement through and including the 34th day following the expiration of the 180-day restricted period, the undersigned will give prior notice thereof to the Company and will not consummate any such transaction or take any such action unless it has received written confirmation from the Company that such restricted period (as the same may have been extended pursuant to the second paragraph of this agreement) has expired.

Notwithstanding the provisions set forth in the second paragraph of this agreement, the undersigned may, without the prior written consent of Stifel and Canaccord, transfer any Common Stock or other Capital Stock or any securities convertible into or exchangeable or exercisable for Common Stock or other Capital Stock:

(1)                                  if the undersigned is a natural person, as a bona fide gift or gifts, or by will or intestacy, to any member of the immediate family (as defined below) of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family, or as a bona fide gift or gifts to a charity or educational institution, and

(2)                                  if the undersigned is a partnership or a limited liability company, to a partner or member, as the case may be, of such partnership or limited liability company if, in any such case, such transfer is not for value, provided, however, that in the case of any transfer described in clause (1) or (2) above, it shall be a condition to the transfer that (A) the transferee executes and delivers to Stifel and Canaccord, acting on behalf of the Underwriters, not later than one business day prior to such transfer, a written agreement, in substantially the form of this agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to Stifel and Canaccord, and (B) such transfer is not reported or required to be reported in any public report or filing with the Securities and Exchange Commission or otherwise, and the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfer during such 180-day restricted period (as the same may be extended as described above).  For purposes of this paragraph, “immediate family” shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned.

Additionally, the restriction in the second paragraph of this agreement shall not apply to the exercise of options to purchase Common Stock of the Company held by the undersigned as of the date hereof (provided that (x) the consideration for such exercise consists entirely of cash, (y) such transaction is not reported or required to be reported in any public report or filing with the Securities and Exchange Commission or otherwise, and the undersigned does not otherwise voluntarily effect any public filing or report regarding such transaction during such 180-day restricted period (as the same may be extended as described above), and (z) the shares of such Common Stock received upon exercise thereof shall continue to be subject to such restriction for all purposes under this Agreement).

The undersigned further agrees that (i) it will not, during such 180-day restricted period (as the same may be extended as described above), make any demand or request for or exercise any right with respect to the registration under the Securities Act of 1933, as amended

(the “1933 Act”), of any shares of Common Stock or other Capital Stock or any securities convertible into or exercisable or exchangeable for Common Stock or other Capital Stock, and (ii) the Company may, with respect to any Common Stock or other Capital Stock or any securities convertible into or exercisable or exchangeable for Common Stock or other Capital Stock owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during such 180-day restricted period (as the same may be extended as described above).

In addition, the undersigned hereby waives any and all notice requirements and rights with respect to the registration of any securities pursuant to any agreement, instrument, understanding or otherwise, including any registration rights agreement or similar agreement, to which the undersigned is a party or under which the undersigned is entitled to any right or benefit and any tag-along rights, co-sale rights or other rights to have any securities (debt or equity) included in the offering contemplated by the Underwriting Agreement or sold in connection with the sale of Common Stock pursuant to the Underwriting Agreement, provided that such waiver shall apply only to the public offering of Common Stock pursuant to the Underwriting Agreement and each registration statement filed under the 1933 Act in connection therewith.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement and that this agreement has been duly authorized (if the undersigned is not a natural person), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned.  This agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned acknowledges and agrees that whether or not any public offering of Common Stock actually occurs depends on a number of factors, including market conditions.  If (i) the Company notifies the undersigned in writing that it does not intend to proceed with the public offering described herein or (ii) such offering is not closed on or before June 30, 2012, this agreement shall terminate immediately upon such date and be of no further force and effect.

[Signature Page Immediately Follows]

IN WITNESS WHEREOF, the undersigned has executed and delivered this agreement as of the date first set forth above.

Yours very truly,

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